Financial Instruments and Risk Management - Schedule of Consolidated Monetary Assets/(Liabilities) Group of ZIG (Details) - Currency Risk [Member] - ZIG [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Schedule of Consolidated Monetary Assets/(Liabilities) [Line Items]
Trade and other receivables	$ 1,241	$ 568
Cash and cash equivalents	392	74
Amount due from related parties		55
Current tax liability	(510)	(1,576)
Trade and other payables	(82)	(109)
Total	$ 1,041	$ (988)